UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)  February 25, 2010

Cloud Peak Energy Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-34547	26-3088162
(Commission File Number)	(IRS Employer Identification No.)

505 S. Gillette Ave.
Gillette, Wyoming	82716
(Address of Principal Executive Offices)	(Zip Code)

(307) 687-6000

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

On February 25, 2010, Colin Marshall, President and Chief Executive Officer of Cloud Peak Energy Inc., will speak at the Morgan Stanley Global Basic Materials Conference.  Access instructions for the live web cast are described in Cloud Peak Energy’s recently issued press release announcing Mr. Marshall’s participation at the conference.  Mr. Marshall’s related written presentation is furnished as Exhibit 99.1 to this Form 8-K and is hereby incorporated by reference.  A copy of the slides will also be available at www.cloudpeakenergy.com/investor-relations/webcasts-and-presentations for 90 days.  The Cloud Peak Energy website is not intended to function as a hyperlink, and the information contained on such website is not a part of this Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

99.1 Furnished Slides from the Morgan Stanley Global Basic Materials Conference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLOUD PEAK ENERGY INC.

By:	/s/ Amy J. Stefonick
	Name:	Amy J. Stefonick
	Title:	Corporate Secretary

Date:  February 25, 2010

EXHIBIT INDEX

Exhibit No.	Description

99.1	Furnished Slides from the Morgan Stanley Global Basic Materials Conference.